BOAA 05-3 - Price/Yield - 1CB1

Balance                 $180,500,000.00  Delay          0              Index          LIBOR_1MO|     WAC(1)  6.10921968 WAM(1)   359
                                                                                      2.598
Coupon                  3.098            Dated          3/25/2005      Mult / Margin  1.0 / .5       NET(1)  5.84871968 WALA(1)    1
Settle                  3/31/2005        First Payment  4/25/2005      Cap / Floor    9.5 / .5
Price                                 1              2              3              4              5
                                  Yield          Yield          Yield          Yield          Yield
             99-25.500            3.132          3.149          3.171          3.196          3.223
             99-26.500            3.130          3.144          3.162          3.183          3.206
             99-27.500            3.128          3.139          3.154          3.171          3.190
             99-28.500            3.125          3.134          3.145          3.158          3.173
             99-29.500            3.123          3.129          3.137          3.146          3.156
             99-30.500            3.121          3.124          3.128          3.133          3.139
             99-31.500            3.119          3.119          3.120          3.121          3.122
            100-00.500            3.116          3.114          3.111          3.108          3.105
            100-01.500            3.114          3.109          3.103          3.096          3.088
            100-02.500            3.112          3.104          3.095          3.084          3.071
            100-03.500            3.109          3.099          3.086          3.071          3.054
            100-04.500            3.107          3.094          3.078          3.059          3.037
            100-05.500            3.105          3.089          3.069          3.046          3.021

 Spread @ Center Price             -158           -125            -95            -75            -59
                   WAL         19.29940        7.68058        4.19467        2.73449        1.96588
              Mod Durn            13.75           6.26           3.69           2.51           1.85
      Principal Window    Apr05 - Mar35  Apr05 - Mar35  Apr05 - Mar35  Apr05 - Mar35  Apr05 - Sep12

             LIBOR_1MO            2.598          2.598          2.598          2.598          2.598
                Prepay            0 PPC         50 PPC        100 PPC        150 PPC        200 PPC
   Optional Redemption         Call (N)       Call (N)       Call (N)       Call (N)       Call (N)

           Yield Curve  Mat    6MO    2YR    3YR    5YR   10YR   30YR
                        Yld  3.068  3.711  3.903  4.175  4.523  4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-3 - Price/Yield - 1CB2

Balance                 $180,500,000.00  Delay          0              Index          LIBOR_1MO |    6.10921968 WAM(1)   359
                                                                                      2.598 WAC(1)
Coupon                  2.402            Dated          3/25/2005      Mult / Margin  -0.2 NET(1)    5.84871968 WALA(1)    1
Settle                  3/31/2005        First Payment  4/25/2005      Cap / Floor    5 / 0.
Price                                 1              2              3              4              5
                                  Yield          Yield          Yield          Yield          Yield
              2-17.000          113.446        100.608         87.001         72.414         56.485
              2-18.000          111.776         98.969         85.393         70.832         54.917
              2-19.000          110.153         97.378         83.830         69.294         53.391
              2-20.000          108.576         95.830         82.311         67.799         51.907
              2-21.000          107.041         94.325         80.834         66.344         50.463
              2-22.000          105.549         92.861         79.397         64.929         49.056
              2-23.000          104.096         91.436         77.998         63.551         47.687
              2-24.000          102.682         90.049         76.636         62.209         46.352
              2-25.000          101.305         88.698         75.309         60.902         45.051
              2-26.000           99.963         87.382         74.017         59.629         43.782
              2-27.000           98.656         86.099         72.757         58.387         42.545
              2-28.000           97.381         84.849         71.529         57.176         41.338
              2-29.000           96.138         83.629         70.331         55.996         40.159

 Spread @ Center Price            9,940          8,707          7,393          5,968          4,397
                   WAL         19.29940        7.68058        4.19467        2.73449        1.96588
              Mod Durn             0.79           0.81           0.82           0.83           0.84
      Principal Window          NA - NA        NA - NA        NA - NA        NA - NA        NA - NA

             LIBOR_1MO            2.598          2.598          2.598          2.598          2.598
                Prepay            0 PPC         50 PPC        100 PPC        150 PPC        200 PPC
   Optional Redemption         Call (N)       Call (N)       Call (N)       Call (N)       Call (N)

           Yield Curve  Mat    6MO    2YR    3YR    5YR    10YR    30YR
                        Yld  3.068  3.711  3.903  4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-3 - Price/Yield - 2A1

Balance                 $42,893,000.00   Delay          24             WAC(2)         5.63028622     WAM(2)   179
Coupon                  5.5              Dated          3/1/2005       NET(2)         5.36978622     WALA(2)    1
Settle                  3/31/2005        First Payment  4/25/2005
Price                                 1              2              3              4              5
                                  Yield          Yield          Yield          Yield          Yield
            101-27.500            5.215          5.078          4.914          4.727          4.519
            101-28.500            5.210          5.071          4.906          4.716          4.505
            101-29.500            5.205          5.064          4.897          4.705          4.490
            101-30.500            5.201          5.058          4.888          4.693          4.476
            101-31.500            5.196          5.051          4.879          4.682          4.462
            102-00.500            5.191          5.045          4.870          4.670          4.448
            102-01.500            5.186          5.038          4.861          4.659          4.434
            102-02.500            5.182          5.031          4.852          4.648          4.419
            102-03.500            5.177          5.025          4.844          4.636          4.405
            102-04.500            5.172          5.018          4.835          4.625          4.391
            102-05.500            5.167          5.012          4.826          4.614          4.377
            102-06.500            5.163          5.005          4.817          4.602          4.363
            102-07.500            5.158          4.998          4.808          4.591          4.348

 Spread @ Center Price               76             81             80             73             63
                   WAL          8.51974        5.78310        4.12446        3.07869        2.38867
              Mod Durn             6.40           4.60           3.45           2.68           2.15
      Principal Window    Apr05 - Mar20  Apr05 - Mar20  Apr05 - Mar20  Apr05 - Mar20  Apr05 - Mar20

             LIBOR_1MO            2.598          2.598          2.598          2.598          2.598
                Prepay            0 PPC         50 PPC        100 PPC        150 PPC        200 PPC
   Optional Redemption         Call (N)       Call (N)       Call (N)       Call (N)       Call (N)

           Yield Curve  Mat    6MO    2YR    3YR    5YR    10YR    30YR
                        Yld  3.068  3.711  3.903  4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.